UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 6, 2011

CLUBCORP CLUB OPERATIONS, INC.

(Exact name of registrant as specified in its charter)

Delaware	333-173127	27-3894784
(State or other	(Commission File Number)	(IRS Employer
jurisdiction of incorporation)		Identification No.)

3030 LBJ Freeway, Suite 600
Dallas, Texas	75234
(Address of Principal Executive Offices)	(Zip Code)

(972) 243-6191

Registrant’s Telephone Number, Including Area Code

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12(b))

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This Current Report on Form 8-K is filed by ClubCorp Club Operations, Inc., a Delaware corporation (the “Company”), in connection with the matters described herein.

Item 1.01 Entry into a Material Definitive Agreement.

Joinder Agreement

On September 6, 2011, ClubCorp CGCC, Inc., a Nevada corporation and a subsidiary of the Company (“CGCC”), ClubCorp Hartefeld, Inc., a Nevada corporation and a subsidiary of the Company (“CCH”), ClubCorp Ridge Club, Inc., a Nevada corporation and a subsidiary of the Company (“CCRC” and, together with CGCC and CCH, the “New Grantors”), and Citicorp North America, Inc., as administrative agent and collateral agent (“Citicorp”), entered into a joinder agreement (the “Joinder Agreement”) to the Guaranty and Security Agreement, dated as of November 30, 2010 (the “Guaranty and Security Agreement”), by and between Citicorp and the Company and certain of its affiliates signatory thereto as grantors in favor of Citicorp.  Pursuant to the Joinder Agreement, each of the New Grantors agreed to guarantee certain obligations of the Company in accordance with the Guaranty and Security Agreement and to grant a security interest in certain of their property in order to secure such obligations.

Pledge Amendment

On September 6, 2011, pursuant to the Guaranty and Security Agreement, ClubCorp USA, Inc., a Delaware corporation and a subsidiary of the Company (“ClubCorp USA”), and Citicorp, entered into a pledge amendment (the “Pledge Amendment”), whereby ClubCorp USA agreed to pledge the New Grantors’ capital stock in favor of Citicorp and add such capital stock to the collateral referred to in the Guaranty and Security Agreement to secure ClubCorp USA’s and the Company’s obligations thereunder.

The above descriptions of the Joinder Agreement and the Pledge Amendment are qualified in their entirety by the Joinder Agreement and the Pledge Amendment filed as Exhibits 10.1 and 10.2, respectively, to this Current Report on Form 8-K, which are incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under Item 1.01 of this Current Report on Form 8-K is hereby incorporated by reference into this Item 2.03.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

The following document is attached as an exhibit to this Current Report on Form 8-K:

Exhibit Number	Description
10.1

Joinder Agreement, dated as of September 6, 2011, by and between ClubCorp CGCC, Inc., ClubCorp Hartefeld, Inc., ClubCorp Ridge Club, Inc. and Citicorp North America, Inc., as administrative agent and collateral agent

10.2	Pledge Amendment, dated as of September 6, 2011, by and between ClubCorp USA, Inc. and Citicorp North America, Inc., as administrative agent and collateral agent

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 13, 2011	CLUBCORP CLUB OPERATIONS, INC.

	By:	/s/ Curtis D. McClellan
Curtis D. McClellan
Chief Financial Officer and Treasurer

EXHIBIT INDEX

Exhibit Number	Description
10.1

Joinder Agreement, dated as of September 6, 2011, by and between ClubCorp CGCC, Inc., ClubCorp Hartefeld, Inc., ClubCorp Ridge Club, Inc. and Citicorp North America, Inc., as administrative agent and collateral agent

10.2	Pledge Amendment, dated as of September 6, 2011, by and between ClubCorp USA, Inc. and Citicorp North America, Inc., as administrative agent and collateral agent